EXHIBIT 99.18

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                     Florida
                                   460 records
                               Balance: 79,562,958

Table of Contents

1. City
2. Zip Code
3. MSA

1. City

----------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                   Aggregate    Aggregate   Weighted   Weighted    Weighted
                                        Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                          of         Date         Date       Gross     Remaining   Combined   Average
                                       Mortgage    Principal    Principal   Interest     Term      Original     FICO
City                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------
Miami                                        36     8,828,593       11.10      7.359         352      79.41        646
----------------------------------------------------------------------------------------------------------------------
Orlando                                      38     6,359,360        7.99      7.908         352      81.76        615
----------------------------------------------------------------------------------------------------------------------
Kissimmee                                    16     2,460,773        3.09      8.079         356      80.37        616
----------------------------------------------------------------------------------------------------------------------
Tampa                                        17     2,335,506        2.94      7.917         354      82.53        606
----------------------------------------------------------------------------------------------------------------------
Naples                                       10     2,288,455        2.88      7.273         349      73.55        600
----------------------------------------------------------------------------------------------------------------------
Fort Myers                                   17     2,249,118        2.83      7.975         330      78.10        621
----------------------------------------------------------------------------------------------------------------------
Cape Coral                                   11     2,117,998        2.66      7.702         354      76.53        609
----------------------------------------------------------------------------------------------------------------------
Lake Worth                                    8     1,915,729        2.41      7.571         356      85.84        642
----------------------------------------------------------------------------------------------------------------------
Pembroke Pines                                8     1,602,904        2.01      7.735         342      86.14        678
----------------------------------------------------------------------------------------------------------------------
Hialeah                                       9     1,548,730        1.95      7.517         358      79.83        653
----------------------------------------------------------------------------------------------------------------------
Miramar                                       8     1,504,990        1.89      8.330         349      86.65        589
----------------------------------------------------------------------------------------------------------------------
Wellington                                    4     1,382,354        1.74      7.173         356      78.77        614
----------------------------------------------------------------------------------------------------------------------
Ocala                                         8     1,230,898        1.55      7.662         347      77.93        617
----------------------------------------------------------------------------------------------------------------------
Port Saint Lucie                              9     1,135,918        1.43      8.665         340      78.86        596
----------------------------------------------------------------------------------------------------------------------
Venice                                        6     1,026,060        1.29      8.109         344      78.43        596
----------------------------------------------------------------------------------------------------------------------
West Palm Beach                               5       970,055        1.22      7.642         339      83.12        628
----------------------------------------------------------------------------------------------------------------------
Coconut Creek                                 4       966,299        1.21      7.254         358      83.50        605
----------------------------------------------------------------------------------------------------------------------
Sarasota                                      5       900,813        1.13      7.976         356      80.92        578
----------------------------------------------------------------------------------------------------------------------
Coral Springs                                 4       840,661        1.06      7.854         359      80.00        618
----------------------------------------------------------------------------------------------------------------------
Apopka                                        6       795,771        1.00      7.903         345      79.73        593
----------------------------------------------------------------------------------------------------------------------
Other                                       231    37,101,972       46.63      7.719         351      80.03        628
----------------------------------------------------------------------------------------------------------------------
Total:                                      460    79,562,958      100.00      7.717         351      80.23        625
----------------------------------------------------------------------------------------------------------------------

2. Zip Code

----------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                   Aggregate    Aggregate   Weighted   Weighted    Weighted
                                        Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                          of         Date         Date       Gross     Remaining   Combined   Average
                                       Mortgage    Principal    Principal   Interest     Term      Original     FICO
Zip Code                                Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------
33157                                         5     1,734,756        2.18      7.394         357      85.06        641
----------------------------------------------------------------------------------------------------------------------
33025                                         7     1,339,553        1.68      8.189         338      90.10        635
----------------------------------------------------------------------------------------------------------------------
33411                                         5     1,200,632        1.51      7.046         343      79.28        673
----------------------------------------------------------------------------------------------------------------------
33175                                         2     1,072,000        1.35      6.059         357      80.00        652
----------------------------------------------------------------------------------------------------------------------
33467                                         2     1,051,251        1.32      7.170         356      89.18        677
----------------------------------------------------------------------------------------------------------------------
34116                                         4     1,030,053        1.29      6.812         349      78.81        635
----------------------------------------------------------------------------------------------------------------------
32828                                         3       980,889        1.23      8.329         358      77.33        605
----------------------------------------------------------------------------------------------------------------------
33414                                         3       974,354        1.22      7.392         355      78.25        568
----------------------------------------------------------------------------------------------------------------------
33023                                         7       920,992        1.16      8.035         358      78.67        614
----------------------------------------------------------------------------------------------------------------------
33462                                         5       907,480        1.14      7.896         355      88.39        641
----------------------------------------------------------------------------------------------------------------------
34293                                         5       876,267        1.10      8.149         341      81.98        603
----------------------------------------------------------------------------------------------------------------------
32817                                         5       852,958        1.07      6.808         358      83.41        636
----------------------------------------------------------------------------------------------------------------------
33129                                         1       800,000        1.01      7.500         358      59.26        679
----------------------------------------------------------------------------------------------------------------------
33569                                         4       765,461        0.96      7.309         356      78.26        652
----------------------------------------------------------------------------------------------------------------------
33068                                         4       761,661        0.96      8.390         357      85.04        570
----------------------------------------------------------------------------------------------------------------------
33912                                         6       750,774        0.94      8.032         302      85.94        694
----------------------------------------------------------------------------------------------------------------------
33991                                         3       696,434        0.88      7.998         357      80.00        606
----------------------------------------------------------------------------------------------------------------------
33043                                         1       688,000        0.86      5.925         358      86.00        780
----------------------------------------------------------------------------------------------------------------------
33584                                         3       665,151        0.84      7.025         357      82.78        653
----------------------------------------------------------------------------------------------------------------------
33463                                         4       658,851        0.83      6.913         356      75.37        655
----------------------------------------------------------------------------------------------------------------------
Other                                       381    60,835,441       76.46      7.807         350      79.81        620
----------------------------------------------------------------------------------------------------------------------
Total:                                      460    79,562,958      100.00      7.717         351      80.23        625
----------------------------------------------------------------------------------------------------------------------

3. MSA

----------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                   Aggregate    Aggregate   Weighted   Weighted    Weighted
                                        Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                          of         Date         Date       Gross     Remaining   Combined   Average
                                       Mortgage    Principal    Principal   Interest     Term      Original     FICO
MSA                                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
----------------------------------------------------------------------------------------------------------------------
Miami-Fort Lauderdale-FL                    125    24,867,255       31.25      7.638         349      81.09        637
----------------------------------------------------------------------------------------------------------------------
Orlando-FL                                   69    11,316,468       14.22      7.903         353      80.03        614
----------------------------------------------------------------------------------------------------------------------
Tampa-St. Petersburg-Clearwater-FL           69    11,069,997       13.91      7.839         354      80.36        611
----------------------------------------------------------------------------------------------------------------------
West Palm Beach-Boca Raton-FL                38     8,299,102       10.43      7.382         353      81.78        642
----------------------------------------------------------------------------------------------------------------------
Fort Myers-Cape Coral-FL                     37     5,370,327        6.75      7.883         342      78.06        615
----------------------------------------------------------------------------------------------------------------------
Naples-FL                                    10     2,288,455        2.88      7.273         349      73.55        600
----------------------------------------------------------------------------------------------------------------------
Sarasota-Bradenton-FL                        14     2,158,328        2.71      7.955         349      78.72        618
----------------------------------------------------------------------------------------------------------------------
Unknown                                      12     2,087,376        2.62      6.891         353      77.08        685
----------------------------------------------------------------------------------------------------------------------
Jacksonville-FL                              14     2,065,541        2.60      8.063         353      87.56        600
----------------------------------------------------------------------------------------------------------------------
Fort Pierce-Port St. Lucie-FL                13     1,800,669        2.26      8.463         346      77.59        595
----------------------------------------------------------------------------------------------------------------------
Melbourne-Titusville-Palm Bay-FL             11     1,658,193        2.08      7.824         342      76.61        654
----------------------------------------------------------------------------------------------------------------------
Daytona Beach-FL                             12     1,601,274        2.01      7.418         357      76.28        630
----------------------------------------------------------------------------------------------------------------------
Ocala-FL                                     10     1,406,450        1.77      7.657         348      78.19        608
----------------------------------------------------------------------------------------------------------------------
Lakeland-Winter Haven-FL                      9     1,201,404        1.51      8.278         358      83.40        588
----------------------------------------------------------------------------------------------------------------------
Pensacola-FL                                  6       612,875        0.77      8.850         338      85.68        563
----------------------------------------------------------------------------------------------------------------------
Gainesville-FL                                2       455,815        0.57      5.723         356      82.80        662
----------------------------------------------------------------------------------------------------------------------
Panama City-FL                                2       415,020        0.52      8.358         356      84.34        616
----------------------------------------------------------------------------------------------------------------------
Punta Gorda-FL                                3       384,627        0.48      7.846         358      72.81        590
----------------------------------------------------------------------------------------------------------------------
Tallahassee-FL                                2       332,011        0.42      7.907         358      80.70        614
----------------------------------------------------------------------------------------------------------------------
Fort Walton Beach-FL                          2       171,772        0.22      8.480         358      84.00        685
----------------------------------------------------------------------------------------------------------------------
Total:                                      460    79,562,958      100.00      7.717         351      80.23        625
----------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.